UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2011
KELLY SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-1088	38-1510762

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN	48084

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 362-4444

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 17, 2011, Kelly Services, Inc. (the “Company”) issued a press release announcing the appointment of Conrad L. Mallett, Jr. to the Board of Directors of the Company, effective February 17, 2011.
Mr. Mallet, president and chief executive officer of Sinai-Grace Hospital, joined Sinai-Grace hospital in 2003 as executive vice president and chief administrative officer. Previously, Mr. Mallett served as the City of Detroit’s first chief operating officer, and eight years as a member of the Michigan Supreme Court.
A copy of the press release announcing this appointment is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release dated February 17, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 17, 2011	KELLY SERVICES, INC.
/s/ Daniel T. Lis
Daniel T. Lis
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 17, 2011

4